SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	October 26, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC3)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On October 26, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated October 26, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated October 26, 1998.


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                10/26/98


               Beginning                                         Ending
               Certificate    Principal    Interest     Realized Certificate
ClassCusip     Balance(1)     Distribution Distribution Losses   Balance
A-1  79548KZZ4 143,607,862.11 2,507,103.08   718,039.31     0.00 141,100,759.03
A-2  79548KA24  70,094,000.00         0.00   374,418.78     0.00  70,094,000.00
A-3  79548KA32  64,990,000.00         0.00   349,862.83     0.00  64,990,000.00
A-4  79548KA40  39,025,000.00         0.00   214,312.29     0.00  39,025,000.00
A-5  79548KA57  32,311,000.00         0.00   186,596.03     0.00  32,311,000.00
A-6  79548KA65  47,400,000.00         0.00   254,775.00     0.00  47,400,000.00
M-1  79548KA73  23,699,000.00         0.00   133,306.88     0.00  23,699,000.00
M-2  79548KA81  16,590,000.00         0.00    93,318.75     0.00  16,590,000.00
M-3  79548KA99  23,700,000.00         0.00   133,312.50     0.00  23,700,000.00
CE          NA   7,110,600.00         0.00 1,139,049.40     0.00   7,110,600.00
P           NA           1.00         0.00    20,081.93     0.00           1.00
R-III79548KB49           0.00         0.00         0.00     0.00           0.00
Total          468,527,463.11 2,507,103.08 3,617,073.70     0.00 466,020,360.03


                                                          PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate  Realized Pass-Through
ClassDistribution DistributionDistribution Balance      Losses   Interest Rate
A-1  16.817166       4.816470    21.633636   946.476784 0.000000        6.00000%
A-2   0.000000       5.341667     5.341667  1000.000000 0.000000        6.41000%
A-3   0.000000       5.383333     5.383333  1000.000000 0.000000        6.46000%
A-4   0.000000       5.491667     5.491667  1000.000000 0.000000        6.59000%
A-5   0.000000       5.775000     5.775000  1000.000000 0.000000        6.93000%
A-6   0.000000       5.375000     5.375000  1000.000000 0.000000        6.45000%
M-1   0.000000       5.625000     5.625000  1000.000000 0.000000        6.75000%
M-2   0.000000       5.625000     5.625000  1000.000000 0.000000        6.75000%
M-3   0.000000       5.625000     5.625000  1000.000000 0.000000        6.75000%
CE    0.000000     160.190336   160.190336  1000.000000 0.000000        2.91735%
P      0.00000  200819.300000 200819.30000    10.000000 0.000000             NA
R-III   0.0000       0.000000     0.000000     0.000000 0.000000        6.75000%

(1) The Class CE Certificates accrue interest on a Notional Balance equal to the Aggregate REMIC II Principal Balance.
(2) The Class P Certificates do not accrue interest. Any amounts appearing as as Interest Distributions represent payments of Prepayment Charges.



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                 195,219.78
TRUSTEE FEES                                   2,342.64

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance  343,397.11
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     26-Oct-98
               Stated Principal Balance of Mortgage Loans        465,935,644.49
               Stated Principal Balance of REO Properties             84,715.54

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            5,304
               Aggregate Principal Balance as of the Due Date    466,020,360.03
               Weighted Average Remaining Term to Maturity                  331
               Weighted Average Mortgage Rate                           9.71867%
               Number of Subsequent Loans                                     0
               Balance of Subsequent Loans                                 0.00

                                           Unpaid                Stated
Section 4.02 (vii.)                        Principal             Principal
DELINQUENCY INFORMATION                    Balance      Number   Balance
30-59 days delinquent                      6,847,145.54       87   6,834,399.79
60-89 days delinquent                      2,086,443.00       29   2,082,631.01
90 or more days delinquent                   300,441.25        5     299,781.09
Foreclosure proceedings have commenced     2,966,246.93       28   2,958,798.52
Bankruptcy proceedings                     1,973,530.53       17   1,971,249.22
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.


Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                              Unpaid       Stated
                              Principal    Principal
               Loan Number    Balance      Balance
                            0         0.00         0.00

Section 4.02 (ix.)            Total Book Value of REO Properties:     86,454.62
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments               53,323.47
                                           Payments in Full        2,081,979.85

               Prepayment Charges                                     20,081.93
               REO Principal Amortization                                 48.30

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A-1        0.946477
                              Class A-2        1.000000
                              Class A-3        1.000000
                              Class A-4        1.000000
                              Class A-5        1.000000
                              Class A-6        1.000000
                              Class M-1        1.000000
                              Class M-2        1.000000
                              Class M-3        1.000000
                              Class CE         0.983166


Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest     Realized Interest
               Amount         Amount       Shortfalls   Losses   Shortfalls
     A-1           718,039.31         0.00         0.00     0.00           0.00
     A-2           374,418.78         0.00         0.00     0.00           0.00
     A-3           349,862.83         0.00         0.00     0.00           0.00
     A-4           214,312.29         0.00         0.00     0.00           0.00
     A-5           186,596.03         0.00         0.00     0.00           0.00
     A-6           254,775.00         0.00         0.00     0.00           0.00
     M-1           133,306.88         0.00         0.00     0.00           0.00
     M-2            93,318.75         0.00         0.00     0.00           0.00
     M-3           133,312.50         0.00         0.00     0.00           0.00
     CE          1,139,049.40           NA         0.00     0.00           0.00
     TOTAL       3,596,991.77         0.00         0.00     0.00           0.00


Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                   14,220,000.00
                              Bankruptcy Amount                      116,717.00
                              Special Hazard Amount                4,740,000.00

Section 4.02 (xix.)           Required Overcollateralized Amount   7,110,600.00
                              Credit Enhancement Percentage            15.25676%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE                          Current      Next
                                           Pass-Through Pass-Through
                                           Interest RateInterest Rate
                              A-1               6.00000% 6.00000%
                              A-2               6.41000% 6.41000%
                              A-3               6.46000% 6.46000%
                              A-4               6.59000% 6.59000%
                              A-5               6.93000% 6.93000%
                              A-6               6.45000% 6.45000%
                              M-1               6.75000% 6.75000%
                              M-2               6.75000% 6.75000%
                              M-3               6.75000% 6.75000%
                              CE                2.91735%
                              P                      NA
                              R-III             6.75000%


Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                            0.00


PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                       1,139,049.40

               Delinquency Percentage                                   1.58731%

               Stepdown Date Occurrence                 NO
               Trigger Event Occurrence                 NO






SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	October 31, 1998